Exhibit (99.2)



  Written Statement of the Executive Vice President and Chief Financial Officer
                          Pursuant to 18 U.S.C. ss.1350



Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Executive Vice President and Chief Financial Officer of Oshkosh Truck Corporation (the "Company"), hereby certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Charles L. Szews
----------------------------------
Charles L. Szews
May 2, 2003


A signed original of this written statement required by Section 906 has been provided to Oshkosh Truck Corporation and will be retained by Oshkosh Truck Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OSHKOSH TRUCK CORPORATION


May 2, 2003                            /S/  R. G. Bohn
                                       -----------------------------------------
                                       R. G. Bohn
                                       Chairman, President and
                                       Chief Executive Officer
                                       (Principal Executive Officer)


May 2, 2003                            /S/ C. L. Szews
                                       -----------------------------------------
                                       C. L. Szews
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)



May 2, 2003                            /S/ T. J. Polnaszek
                                       -----------------------------------------
                                       T. J. Polnaszek
                                       Vice President and Controller
                                       (Principal Accounting Officer)

                                       53